UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 E. Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric M. Banhazl
Advisors Series Trust
615 E. Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5340
Registrant's telephone number, including area code

Date of fiscal year end: 12/31/06

Date of reporting period: 12/31/06

Item 1. Report to Stockholders.

PHOCAS REAL ESTATE FUND
PHOCAS SMALL CAP VALUE FUND

ANNUAL REPORT
December 31, 2006

February 23, 2007

Dear Shareholder:

Securitized commercial real estate and U.S. small cap equity investors will long remember the 4th quarter and full year 2006. The backdrop was an ideal investment environment for securitized real estate and small cap stocks: continuing capital inflows, a soft economic landing scenario and shrinking risk spreads. The strength of the move surprised us. We could never have predicted it, and once again, market behavior confirmed why most investors should stay away from market timing. A pleasant but vindicating surprise was how well the Phocas funds held up in such a bull rush given the very strong valuation criteria we impose on security selection. Normally, we would have expected to lag in such a strong move, but our security selection and some well-timed merger and acquisition (M&A) activity greatly supported the funds’ performances. Since their inception on September 29, 2006, the Phocas Real Estate Fund and Phocas Small Cap Value Fund returned 10.34% and 9.41%, respectively.

Real Estate Fund Review

For the fourth quarter, the NAREIT Equity REIT Index delivered a total return of 9.47%, outperforming the broader equity markets as measured by the S&P 500, which generated a total return of 6.70%. For the full year, the REIT market more than doubled that of the S&P 500’s total return, at 35.06% compared to the S&P 500’s 15.79%.

The REIT bull market continued through 2006 as the securitized commercial real estate market, measured by the NAREIT Equity REIT Index, outperformed the S&P 500 Index. 2006’s headlines seemed centered on mergers and privatization, with a nightcap of the largest REIT, Equity Office Properties (EOP), agreeing to be taken private by the Blackstone Group.

Sector	4th Qtr 2006	Full Year 2006	Dividend Yield
Industrial/Office	10.5%	39.4%	3.5%
Office	7.2%	28.9%	3.2%
Industrial	11.9%	45.2%	3.4%
Mixed	8.8%	28.3%	4.5%
Retail	11.0%	29.0%	3.6%
Shopping Centers	9.6%	34.9%	3.6%
Regional Malls	11.4%	23.8%	3.5%
Free Standing	17.2%	30.7%	5.3%
Residential	4.6%	38.9%	3.4%
Apartments	4.4%	39.9%	3.4%
Manufactured Homes	12.6%	15.3%	3.2%
Diversified	8.7%	38.0%	3.7%
Lodging/Resorts	5.9%	28.2%	4.4%
Health Care	14.0%	44.5%	5.1%
Self Storage	11.3%	40.9%	2.7%
Specialty	14.5%	23.6%	4.2%
Equity REIT Index	9.5%	35.1%	3.7%

All figures include dividends. Source: NAREIT. Past performance does not guarantee future results.

Share price appreciation during the quarter stemmed from two primary drivers: mergers, and continued improving fundamentals across most real estate sectors. As evidenced by the recent rumors of two potential rival bids for the pending Equity Office Properties acquisition by the Blackstone Group, the large pent up demand for commercial real estate remains. While the Equity Office Properties situation only involves the acquisition of a single company, the significance is widespread throughout the industry as public market valuations merge with private real estate valuations.
The Phocas Real Estate Fund returned 10.34% from the September 29, 2006 inception. That compares with 9.47% for the NAREIT Equity REIT index.

The Lodging sector’s performance slowed during the second half of the year due to fears of a slowdown in consumer spending and weaker airline travel. Sunstone Hotel (SHO), in particular, underperformed for a second consecutive quarter after third quarter earnings materially missed expectations, and management provided guidance for fourth quarter 2006 and full year 2007 that was below consensus expectations. The earnings miss was primarily driven by renovation disruption that was higher than anticipated. We believe many of the company’s recent problems are likely short term in nature, and continue to own the stock in the fund, as we believe it is one of the cheapest companies of quality in the REIT universe.

First Potomac (FPO) also continued its lackluster performance for a second consecutive quarter. FPO’s fourth quarter underperformance stemmed from their management’s proactive decision to maintain 100% vacancy in a large property for a contingent lease agreement with Northrop Grumman that did not materialize. We cannot fault management for that decision, but FPO will have to execute very well in the near term as to regain investor confidence. We maintain confidence in management’s ability to create value for shareholders in the long term.

While Camden Properties (CPT) continued to enjoy improving fundamentals, its stock price drifted lower during the quarter due to a slowing of land sales gains, tougher comparables in 2007, and a perceived difficulty for redeploying proceeds in a very competitive acquisition market. We remain encouraged by the company’s strategy of development and redevelopment rather than acquisition. CPT’s development $2.2B pipeline located in strong markets such as Northern Virginia, Florida and California, should drive accretive earnings over the next 18-24 months. Moreover, we view the sale of 9 of 12 communities in the Midwest at a very attractive 6% cap rate, as solid progress exiting markets with limited presence.

SL Green (SLG) had a great year, including being among the fund’s top performers in the fourth quarter. Midtown Manhattan continues to be one of the best office markets in the country, and average cap rates for that area are below 4.5%. As shown by an attempted counter bid to the company’s bid to acquire Reckson Associates, the market there is hot. The counter bid never materialized and the deal is expected to close later this month. In addition, Equity Office’s agreement to be acquired made a statement that any company, regardless of size, can be acquired. Even with this great run in share price appreciation, we remain confident in SL Green’s ability to grow cash flow at above average rates as existing leases roll at higher rents.

While the Retail sector was not as strong as it has been in recent years, there continued to be attractive performers in the sector during the quarter. Among them were Federal Realty (FRT) and Regency Centers (REG). These companies continue to separate themselves from their Shopping Center peers through their redevelopment and development projects, respectively, as well as excellent capital discipline. FRT has benefited from its existing infill located assets in high barrier to entry markets, allowing FRT to create redevelopment opportunities from its existing portfolio at attractive risk-adjusted returns. For its part, REG has a strong development pipeline that should continue to generate upside to shareholders over the next 12-18 months.

Small Cap Value Fund Review

Strong performance over the past quarter by small cap value equities, as measured by the Russell 2000 Value index return of 9.03%, occurred across almost all the major industry sectors except Financials and Information Technology during the fourth quarter. Given the weakening economic outlook and uncertainty over interest rate trends, this was not too surprising for Financials. It was, however, a somewhat negative surprise for technology investors given the stock price momentum occurring elsewhere in the market spectrum.

The Phocas Small Cap Value Fund returned 9.41% from its September 29, 2006 inception. The Fund benefited by being underweight financials, but overall performance was primarily enhanced by stock selection within all the other major sectors. This was especially true for the Materials, Industrial and Healthcare sectors.

The Energy sector lagged versus the benchmark, but stocks like USEC Inc. (USU), a uranium enrichment services company greatly outperformed the group, rising 32%. The company’s stock got a boost when the Department of Energy finally executed agreements for a long-term license to build a plant at Piketon, Ohio. There was also significant outperformance in the Materials sector as almost all of the stocks greatly outperformed the benchmark. Strong returns were led by Innospec (IOSP), a chemical company focused primarily on octane enhancers for gasoline (+56%), and CF Industries (CF), a fertilizer manufacturer (+50%). Within Industrials, we saw consistent outperformance within our names led by Tredegar (TG), a plastic film manufacturer (+35%), and Herley Industries (HRLY), a component supplier to the defense/aerospace industry (+31%).

The Consumer Discretionary sector was a minor laggard for us versus the benchmark; we saw mixed performances. Perry Ellis (PERY) continued to be a winner (+33%), while United Retail Group (URGI), a women’s apparel retailer was a worst performer of the entire fund during the quarter (-23%). We sold Decker’s (DECK), a shoe manufacturer, which had exceeded our valuation targets during the quarter, and had been one of the best small cap performers after having doubled in price earlier in the year. Healthcare was one of our best segments, and was led by the acquisition of one of our holdings, Kos Pharmaceuticals (KOSP) by Abbott Labs for $78 a share, substantially above our cost basis.

Financials were disappointing across the board, as cheap financials usually fell further or underperformed. We remain comfortable holding cheap names, but the business background for lending remains weak and very competitive. Excess capacity and competition should continue to compress lending spreads and rates of return on capital employed.

Both the Telecom services and Utilities segments did well. Outperformance by these two sectors was led by Surewest Communications (SURW), a local California telecom provider (+43%), and Dynergy (DYN), a merchant power supplier (+31%), respectively.

Real Estate Outlook

Unsurprisingly, we do not believe that the NAREIT Equity REIT Index will to have another 30% plus year in 2007. Rather, it is our belief that industry performance could be lower than the 20 year historical annual return of 13.21%. Why not negative you might ask? Given the strong capital flows into real estate, both direct and securitized, and odds of a soft economic landing and solid cash flows, we do not expect to see a significant correction in securitized commercial real estate. We expect REITs to grow their cash flows 5-8% in 2007, which could prove conservative given the consensus average of 9-10%.

We’d like to close by reiterating our REIT investment philosophy, as expressed on other occasions. We remain confident that our diligent research and our disciplined, low turnover investment approach should continue to bear fruit as we patiently invest in quality REIT organizations whose stocks are trading at valuations that are attractive relative to risk, the peer group, and to all other forms of investment.

Small Cap Outlook

Consistent with our REIT outlook, we do not believe that Small Cap Value equities, as represented by the Russell 2000 Value Index, will have another 20% plus year in 2007. Rather, it is our belief that the market performance could be lower than the 20 year historical annual return of 13.47%. Again, why not negative you might ask? Once more, given the odds of a soft economic landing and overall reasonable equity valuations, especially in light of current interest rates, we do not expect to see a significant correction in equities. Therefore, efficient stock pricing should reflect earnings growth. Since we understand that efficient pricing does not seem to apply to many Small Cap Value stocks, we take a haircut from the earnings growth forecasts as a basis for a reasonable estimate of price appreciation. Clearly, this scenario will change if interest rates rise significantly in the near future. Also, some believe it is time for growth investing to beat value investing. We do not always agree with any given investment vogue, but we insist that, in the long run, valuation always matters. In addition, we remain much more comfortable selecting stocks instead of making macroeconomic calls.

Best regards,

Phocas Financial Corporation

William Schaff, CFA	James Murray, CFA	Steve Block, CFA

The information above represents the opinions of the Fund Managers, and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Both Funds may invest in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Real Estate Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Real Estate Fund is more exposed to individual stock volatility than a diversified fund. The Small Cap Value Fund invests in small-cap companies, which involves additional risks such as limited liquidity and greater volatility.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for complete fund holdings as of December 31, 2006.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not available for direct investment. Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income. (02/07)

Phocas Funds
PHOCAS REAL ESTATE FUND
Comparison of the change in value of a $10,000 investment in the
Phocas Real Estate Fund vs the NAREIT Equity Index

Total Return:

Since Inception*
Phocas Real Estate Fund	10.34%
NAREIT Equity Index	9.72%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 746-2271.

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. Performance data shown does not reflect the 1% redemption fee imposed on shares held less than 90 days. If it did, total returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The NAREIT Equity Index is an unmanaged market cap-weighted index comprised of 151 equity REITS. The NAREIT Equity index is available daily. The NAREIT Equity index includes healthcare and net lease REITs but excludes real estate operating companies. The requirement for inclusion in this index is for a company to be an exchange listed equity REIT. There is no minimum size or liquidity requirement for an equity REIT to be included in this index.

Foreign securities typically involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities.

*   Commencement of operations on September 29, 2006.

Phocas Funds

PHOCAS SMALL CAP VALUE FUND
Comparison of the change in value of a $10,000 investment in the
Phocas Small Cap Value Fund vs the Russell 2000 Value Index

Total Return:

Since Inception*
Phocas Small Cap Value Fund	9.41%
Russell 2000 Value Index	9.03%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 746-2271.

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. Performance data shown does not reflect the 1% redemption fee imposed on shares held less than 90 days. If it did, total returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Foreign securities typically involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities.

*   Commencement of operations on September 29, 2006.

Phocas Funds

EXPENSE EXAMPLE - December 31, 2006 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/29/06 - 12/31/06).

Actual Expenses

The first set of lines of the table below provide information about actual account values and actual expenses, with actual net expenses being limited to 1.50% for each of the Phocas Funds per the advisory agreement. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of lines of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Phocas Funds

EXPENSE EXAMPLE - December 31, 2006 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/29/06	12/31/06	9/29/06 - 12/31/06*
Actual
Real Estate Fund	$1,000.00	$1,103.40	$4.02
Small Cap Value Fund	$1,000.00	$1,094.10	$4.00

Hypothetical (5% return
before expenses)
Real Estate Fund	$1,000.00	$1,008.92	$3.84
Small Cap Value Fund	$1,000.00	$1,008.92	$3.84

*
Expenses are equal to an annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 93 (days in the most recent fiscal half-year)/365 days (to reflect the one-half year period).

Phocas Funds

ALLOCATION OF PORTFOLIO ASSETS - December 31, 2006 (Unaudited)

Phocas Real Estate Fund

Phocas Small Cap Value Fund

Phocas Real Estate Fund

SCHEDULE OF INVESTMENTS at December 31, 2006

Shares	COMMON STOCKS - 99.44%	Value
	Apartments - 16.95%
1,336	Archstone-Smith Trust	$77,769
711	AvalonBay Communities, Inc.	92,466
421	Camden Property Trust	31,091
		201,326
	Diversified - 7.61%
1,202	Digital Realty Trust, Inc.	41,144
405	Vornado Realty Trust	49,207
		90,351
	Health Care - 8.90%
1,752	Nationwide Health Properties, Inc.	52,945
1,245	Ventas, Inc.	52,688
		105,633
	Hotels - 6.81%
2,328	Host Hotels & Resorts, Inc.	57,152
885	Sunstone Hotel Investors, Inc.	23,656
		80,808
	Manufactured Homes - 0.98%
214	Equity Lifestyle Properties, Inc.	11,648
	Office Property - 16.07%
329	Alexandria Real Estate Equities, Inc.	33,032
401	Boston Properties, Inc.	44,864
804	Equity Office Properties Trust	38,729
559	SL Green Realty Corp.	74,224
		190,849
	Regional Malls - 10.89%
357	Macerich Co.	30,905
971	Simon Property Group, Inc.	98,353
		129,258
	Shopping Centers - 20.56%
2,179	Acadia Realty Trust	54,519
1,010	Federal Realty Investment Trust	85,850
942	Kimco Realty Corp.	42,343
787	Regency Centers Corp.	61,520
		244,232

The accompanying notes are an integral part of these financial statements.

Phocas Real Estate Fund

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Shares		Value
	Storage - 3.53%
430	Public Storage, Inc.	$41,925
	Warehouse/Industrial - 7.14%
249	AMB Property Corp.	14,594
647	First Potomac Realty Trust	18,834
845	ProLogis	51,351
		84,779
	TOTAL COMMON STOCKS
	(Cost $1,082,773)	1,180,809

	SHORT-TERM INVESTMENTS - 2.54%
23,774	AIM STIC-STIC Prime Portfolio	23,774
6,384	Fidelity Institutional
	Money Market Portfolio	6,384
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $30,158)	30,158

	TOTAL INVESTMENTS IN SECURITIES
	(Cost $1,112,931) - 101.98%	1,210,967
	Liabilities in Excess
	of Other Assets - (1.98)%	(23,513)
	NET ASSETS - 100.00%	$1,187,454

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2006

Shares	COMMON STOCKS - 99.25%	Value
	Aerospace & Defense - 2.60%
600	Herley Industries, Inc. (a)	$9,714
460	MTC Technologies, Inc. (a)	10,833
219	Triumph Group, Inc.	11,482
		32,029
	Airlines - 1.23%
1,872	ExpressJet Holdings, Inc. (a)	15,163
	Auto Components - 0.79%
459	Aftermarket Technology Corp. (a)	9,768
	Automobiles - 0.46%
173	Winnebago Industries, Inc.	5,693
	Capital Markets - 0.63%
784	LaBranche & Co., Inc. (a)	7,707
	Chemicals - 3.99%
700	CF Industries Holdings, Inc.	17,948
379	Innospec, Inc.	17,642
554	Sensient Technologies Corp.	13,628
		49,218
	Commercial Banks - 7.10%
630	Banco Latinoamericano
	de Exportaciones, S.A. (b)	10,685
1,080	First BanCorp	10,292
575	FNB Corp.	10,546
561	National Penn Bancshares, Inc.	11,360
533	Republic Bancorp, Inc. - Class A	13,373
499	Royal Bancshares of
	Pennsylvania, Inc. - Class A	13,107
408	Vineyard National Bancorp Co.	9,392
1,463	W Holding Co., Inc.	8,719
		87,474
	Commercial Services & Supplies - 6.26%
266	Administaff, Inc.	11,377
455	First Advantage Corp. - Class A (a)	10,447
350	Jackson Hewitt Tax Service, Inc.	11,890
525	Korn/Ferry International (a)	12,054
465	Labor Ready, Inc. (a)	8,523
313	Pre-Paid Legal Services, Inc. (a)	12,248

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Shares		Value
	Commercial Services
	& Supplies - 6.27% (Continued)
228	United Stationers, Inc. (a)	$10,645
		77,184
	Communications Equipment - 1.95%
972	Arris Group, Inc. (a)	12,160
200	ScanSource, Inc. (a)	6,080
411	Windstream Corp.	5,844
		24,084
	Construction & Engineering - 0.50%
143	URS Corp. (a)	6,128
	Construction Materials - 1.02%
1,760	U.S. Concrete, Inc. (a)	12,531
	Consumer Finance - 0.70%
282	ASTA Funding, Inc.	8,584
	Diversified Financial Services - 1.02%
994	Encore Capital Group, Inc. (a)	12,524
	Diversified Telecommunication
	Services - 1.59%
407	CT Communications, Inc.	9,328
374	SureWest Communications	10,300
		19,628
	Electric Utilities - 1.36%
220	Portland General Electric Co.	5,995
199	WPS Resources Corp.	10,752
		16,747
	Electrical Equipment - 0.79%
276	Preformed Line Products Co.	9,729
	Electromedical
	Electrotherapeutic Apparatus - 2.32%
460	Cutera, Inc. (a)	12,420
595	Syneron Medical Ltd (a)(b)	16,142
		28,562
	Electronic Equipment
	& Instruments - 2.39%
670	Brightpoint, Inc. (a)	9,012

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Shares		Value
	Electronic Equipment
	& Instruments - 2.39% (Continued)
289	Molecular Devices Corp. (a)	$6,089
655	SYNNEX Corp. (a)	14,371
		29,472
	Energy Equipment & Services - 0.79%
98	SEACOR Holdings, Inc. (a)	9,716
	Food Products - 0.93%
617	Premium Standard Farms, Inc.	11,458
	Gas Utilities - 2.58%
356	Atmos Energy Corp.	11,360
294	Laclede Group, Inc.	10,299
209	New Jersey Resources Corp.	10,153
		31,812
	Health Care Equipment & Supplies - 1.19%
293	Orthofix International N.V. (a)(b)	14,650
	Health Care Providers & Services - 0.75%
697	Odyssey HealthCare, Inc. (a)	9,242
	Hotels, Restaurants & Leisure - 0.77%
397	Monarch Casino & Resort, Inc. (a)	9,480
	Industrial Conglomerates - 1.37%
745	Tredegar Corp.	16,844
	Information Retrieval Services - 1.82%
1,571	Greenfield Online, Inc. (a)	22,465
	Insurance - 3.82%
349	American Physicians Capital, Inc. (a)	13,974
350	Commerce Group, Inc.	10,413
496	Fidelity National Title Group, Inc. - Class A	11,844
215	Safety Insurance Group, Inc.	10,903
		47,134
	Internet Software & Services - 1.12%
1,349	Internet Capital Group, Inc. - Class A (a)	13,841
	IT Services - 1.97%
825	Perot Systems Corp. (a)	13,522
799	StarTek, Inc.	10,818
		24,340

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Shares		Value
	Leisure Equipment & Products - 1.04%
585	JAKKS Pacific, Inc. (a)	$12,776
	Loan Brokers - 0.89%
1,085	Delta Financial Corp.	10,991
	Machinery - 1.96%
267	Cascade Corp.	14,124
303	EnPro Industries, Inc. (a)	10,063
		24,187
	Media - 1.84%
335	Corus Entertainment, Inc.- Class B (b)	12,047
246	McClatchy Co. - Class A	10,652
		22,699
	Metals & Mining - 1.73%
319	Schnitzer Steel Industries, Inc. - Class A	12,664
676	USEC, Inc. (a)	8,599
		21,263
	Multi-line Retail - 1.66%
451	Bon-Ton Stores, Inc.	15,627
210	Conn’s, Inc. (a)	4,887
		20,514
	Multi-Utilities &
	Unregulated Power - 1.05%
1,780	Dynegy, Inc. - Class A (a)	12,887
	Oil, Gas & Consumable Fuels - 3.75%
982	Brigham Exploration Co. (a)	7,178
460	Headwaters, Inc. (a)	11,022
640	Mariner Energy, Inc. (a)	12,544
2,398	Meridian Resource Corp. (a)	7,410
434	Rosetta Resources, Inc. (a)	8,103
		46,257
	Paper & Forest Products - 0.95%
449	Schweitzer-Mauduit International, Inc.	11,696
	Personal Products - 2.20%
569	Inter Parfums, Inc.	10,919
391	NBTY, Inc. (a)	16,254
		27,173

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Shares		Value
	Real Estate Investment Trusts - 11.89%
711	Acadia Realty Trust	$17,789
119	Alexandria Real Estate Equities, Inc.	11,948
585	Digital Realty Trust, Inc.	20,025
151	Federal Realty Investment Trust	12,835
1,015	Feldman Mall Properties, Inc.	12,688
392	First Potomac Realty Trust	11,411
190	Mid-America Apartment Communities, Inc.	10,876
695	Nationwide Health Properties, Inc.	21,003
469	Republic Property Trust	5,412
370	Sunstone Hotel Investors, Inc.	9,890
618	U-Store-It Trust	12,700
		146,577
	Semiconductor & Semiconductor
	Equipment - 4.09%
669	Fairchild Semiconductor
	International, Inc. (a)	11,246
2,153	Integrated Silicon Solutions, Inc. (a)	12,380
575	Microsemi Corp. (a)	11,299
1,151	PortalPlayer, Inc. (a)	15,481
		50,406
	Software - 1.87%
833	JDA Software Group, Inc. (a)	11,470
853	Corel Corp. (a)(b)	11,516
		22,986
	Specialty Retail - 0.41%
360	United Retail Group, Inc. (a)	5,047
	Textiles, Apparel & Luxury Goods - 4.63%
417	K-Swiss, Inc. - Class A	12,819
480	Movado Group, Inc.	13,920
453	Perry Ellis International, Inc. (a)	18,573
779	Stride Rite Corp.	11,747
		57,059
	Thrifts & Mortgage Finance - 5.48%
381	Corus Bankshares, Inc.	8,790
152	Downey Financial Corp.	11,032
192	FirstFed Financial Corp. (a)	12,858

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Shares		Value
	Thrifts & Mortgage
	Finance - 5.49% (Continued)
759	Flagstar Bancorp, Inc.	$11,264
380	Provident Financial Holdings, Inc.	11,586
180	WSFS Financial Corp.	12,047
		67,577
	TOTAL COMMON STOCKS
	(Cost $1,126,525)	1,223,302

	SHORT-TERM INVESTMENTS - 1.10%
13,526	AIM STIC-STIC Prime Portfolio	13,526
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $13,526)	13,526

	TOTAL INVESTMENTS IN SECURITIES
	(Cost $1,140,051) - 100.35%	1,236,828
	Liabilities in Excess
	of Other Assets - (0.35)%	(4,327)
	NET ASSETS - 100.00%	$1,232,501

(a)  Non-income producing security.
(b)  U.S. traded security of a foreign issuer.

The accompanying notes are an integral part of these financial statements.

Phocas Funds

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2006

	Phocas	Phocas
	Real Estate	Small Cap
	Fund	Value Fund
ASSETS
Investments in securities, at value (identified
cost $1,112,931 and $1,140,051, respectively)	$1,210,967	$1,236,828
Cash	—	76
Receivables for:
Dividends and interest	7,069	1,959
Due from Advisor	26,527	25,733
Prepaid expenses	429	1,397
Total assets	1,244,992	1,265,993
LIABILITIES
Payables for:
Securities purchased	24,255	—
Audit fees	12,500	12,500
Fund accounting fees	7,000	7,000
Transfer agent fees and expenses	5,372	5,372
Administration fees	2,548	2,548
Chief Compliance Officer fee	1,191	1,183
Custody fees	1,126	1,717
Distribution fees	708	742
Accrued other expenses	2,838	2,430
Total liabilities	57,538	33,492
NET ASSETS	$1,187,454	$1,232,501
CALCULATION OF NET ASSET
VALUE PER SHARE
Net assets applicable to shares outstanding	$1,187,454	$1,232,501
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	54,233	56,388
Net asset value, offering and
redemption price per share	$21.90	$21.86
COMPONENTS OF NET ASSETS
Paid-in capital	$1,085,331	$1,127,854
Undistributed net investment income	—	608
Accumulated net realized gain on investments	4,087	7,262
Net unrealized appreciation on investments	98,036	96,777
Net assets	$1,187,454	$1,232,501

The accompanying notes are an integral part of these financial statements.

Phocas Funds

STATEMENTS OF OPERATIONS
For the Period September 29, 2006* through December 31, 2006

	Phocas	Phocas
	Real Estate	Small Cap
	Fund	Value Fund
INVESTMENT INCOME
Income
Dividends (net of withholding taxes
of $0 and $9, respectively)	$14,978	$6,059
Interest	240	211
Total income	15,218	6,270
Expenses
Audit fees	12,500	12,500
Administration fees (Note 3)	7,562	7,562
Fund accounting fees (Note 3)	7,000	7,000
Transfer agent fees and expenses (Note 3)	5,500	5,500
Advisory fees (Note 3)	2,125	2,204
Custody fees (Note 3)	1,750	1,750
Legal fees	1,750	1,750
Chief Compliance Officer fee (Note 3)	1,500	1,500
Trustee fees	1,250	1,250
Reports to shareholders	1,200	1,200
Distribution fees (Note 4)	708	742
Registration fees	283	283
Insurance expense	250	250
Miscellaneous	1,750	375
Total expenses	45,128	43,866
Less: advisory fee waiver
and reimbursement (Note 3)	(40,878)	(39,457)
Net expenses	4,250	4,409
Net investment income	10,968	1,861

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net realized gain on investments	2,033	7,262
Net change in unrealized
appreciation on investments	98,036	96,777
Net realized and unrealized gain on investments	100,069	104,039
Net Increase in Net Assets
Resulting from Operations	$111,037	$105,900

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Phocas Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Phocas	Phocas
	Real Estate	Small Cap
	Fund	Value Fund
	September 29,	September 29,
	2006*	2006*
	through	through
	December 31,	December 31,
	2006	2006
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$10,968	$1,861
Net realized gain on investments	2,033	7,262
Net change in unrealized
appreciation on investments	98,036	96,777
Net increase in net assets
resulting from operations	111,037	105,900
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(8,309)	(1,253)
From net realized gain on investments	(605)	—
Total distributions to shareholders	(8,914)	(1,253)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	1,085,331	1,127,854
Total increase in net assets	1,187,454	1,232,501
NET ASSETS
Beginning of period	—	—
End of period	$1,187,454	$1,232,501
Accumulated net investment income	$—	$608

(a)    A summary of share transactions is as follows:

	September 29, 2006*		September 29, 2006*
	through		through
	December 31, 2006		December 31, 2006
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	53,821	$1,076,417	56,330	$1,126,601
Shares issued on
reinvestments of
distributions	412	8,914	58	1,253
Net increase	54,233	$1,085,331	56,388	$1,127,854

*   Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Phocas Funds

FINANCIAL HIGHLIGHTS - For a share outstanding throughout each period

	Phocas	Phocas
	Real Estate	Small Cap
	Fund	Value Fund
	September 29,	September 29,
	2006*	2006*
	through	through
	December 31,	December 31,
	2006	2006
Net asset value, beginning of period	$20.00	$20.00
Income from investment operations:
Net investment income	0.20	0.03
Net realized and unrealized
gain on investments	1.86	1.85
Total from investment operations	2.06	1.88
Less distributions:
From net investment income	(0.15)	(0.02)
From net realized gain on investments	(0.01)	—
Total distributions	(0.16)	(0.02)
Net asset value, end of period	$21.90	$21.86

Total return	10.34%‡	9.41%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$1,187	$1,233
Ratio of expenses to average net assets:
Before expense reimbursement	15.92%†	14.93%†
After expense reimbursement	1.50%†	1.50%†
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(10.55)%†	(12.79)%†
After expense reimbursement	3.87%†	0.63%†
Portfolio turnover rate	10.46%‡	11.20%‡

*   Commencement of operations.
†   Annualized.
‡   Not annualized.

The accompanying notes are an integral part of these financial statements.

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2006

NOTE 1 - ORGANIZATION

The Phocas Real Estate Fund and the Phocas Small Cap Value Fund (each a “Fund” and collectively, the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. Each of the Funds has separate assets and liabilities and differing investment objectives. The investment objective of the Phocas Real Estate Fund (the “Real Estate Fund”) is long-term total investment return through a combination of capital appreciation and current income. The investment objective of the Phocas Small Cap Value Fund (the “Small Cap Value Fund”) is long-term total investment return through capital appreciation. The Funds commenced operations on September 29, 2006.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation: The Funds’ investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the bid price. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, or if the closing price doe not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume, and news events. Short-term investments are valued at amortized cost, which approximates market value. Investments in other mutual funds are valued at their net asset value.

B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income taxes has been recorded.

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2006, Continued

C.
Expenses: Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

D.
Securities Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Funds distribute substantially all net investment income, if any, annually and net realized gains, if any, annually. The amount and character income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations which may differ from accounting principles generally accepted in the United States of America. To the extent these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period. Actual results could differ from those estimates.

F.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended December 31, 2006, the Real Estate Fund decreased undistributed net investment income by $2,659 and increased accumulated gains by $2,659.

G.
Redemption Fees: The Funds charge a 1% redemption fee to shareholders who redeem shares held for less than 90 days. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

H.
REITs: The Funds have made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2006, Continued

Funds intend to include the gross dividends from such REITs in their annual distributions to its shareholders and, accordingly, a portion of the Funds’ distributions may also be designated as a return of capital.

I.
New Accounting Pronouncements: On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Application of FIN 48 is required as of the date of the last Net Asset Value (“NAV”) calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Funds are currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Funds believe the adoption of SFAS 157 will have no material impact on their financial statements.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Phocas Financial Corporation (the “Adviser”) pursuant to which the Adviser is responsible for providing investment management services to the Funds. The Adviser furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Adviser is entitled to a fee, computed daily and payable monthly. The Funds pay fees calculated at an annual rate of 0.75% based upon the average daily net assets of the Funds. For the period ended December 31, 2006, the Real Estate Fund and the Small Cap Value Fund incurred $2,125 and $2,204, respectively in advisory fees.

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2006, Continued

The Funds are responsible for their own operating expenses. The Advisor has agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses to 1.50% of average daily net assets of each Fund. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the period ended December 31, 2006, the Advisor reduced its fees and absorbed Fund expenses in the amount of $40,878 for the Real Estate Fund and $39,457 for the Small Cap Value Fund.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

2009
Real Estate Fund	$40,878
Small Cap Value Fund	39,457

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. For the period ended December 31, 2006, each Fund incurred $7,562 in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Funds. For the period ended December 31, 2006, each Fund incurred $7,000 in fund accounting fees and $4,000 in transfer agent fees. U.S. Bank, N.A., an affiliate of USBFS, serves as the Funds’ custodian. For the period ended December 31, 2006, each Fund incurred $1,750 in custody fees.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator.

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2006, Continued

Certain officers of the Trust are employees of the Administrator.

For the period ended December 31, 2006, each Fund was allocated $1,500 of the Chief Compliance Officer fee.

NOTE 4 - DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Funds to pay for distribution and related expenses at an annual rate of up to 0.25% of each Fund’s average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Distributor as “Distribution Coordinator.” For the period ended December 31, 2006, the Real Estate Fund and Small Cap Value Fund paid the Distribution Coordinator $708 and $742, respectively.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

For the period ended December 31, 2006, the cost of purchases and the proceeds from sales of securities (excluding short-term securities) were $132,574 and $119,150, respectively, for the Real Estate Fund and $131,619 and $138,620, respectively, for the Small Cap Value Fund.

NOTE 6 - INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) differ for financial statement tax purposes due to Real Estate Investment Trusts.

The distributions paid by the Funds during the period ended December 31, 2006 were characterized as follows:

	Real Estate Fund	Small Cap Value Fund
	12/31/06	12/31/06
Ordinary Income	$8,745	$1,253
Net LT Capital Gain	169	—
Total Distributions	$8,914	$1,253

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2006, Continued

As of December 31, 2006, the components of accumulated earnings/(losses) on a tax basis were as follows:

		Phocas
	Phocas	Small Cap
	Real Estate Fund	Value Fund
Cost of Investments for tax purposes	$1,112,931	$1,140,051

Gross tax unrealized appreciation	$101,658	$117,783
Gross tax unrealized depreciation	(3,622)	(21,006)
Net tax unrealized depreciation	$98,036	$96,777

Undistributed ordinary income	$349	$7,850
Undistributed long-term capital gain	3,738	20
Total distributable earnings	$4,087	$7,870

Total accumulated earnings/(losses)	$102,123	$104,647

Phocas Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and Shareholders of:
Phocas Real Estate Fund
Phocas Small Cap Value Fund

We have audited the accompanying statements of assets and liabilities of the Phocas Real Estate Fund and Phocas Small Cap Value Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of December 31, 2006, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period September 29, 2006 (commencement of operations) to December 31, 2006. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Phocas Real Estate Fund and Phocas Small Cap Value Fund, as of December 31, 2006, the results of their operations, the changes in their net assets, and the financial highlights for the period September 29, 2006 to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 16, 2007

Phocas Funds

NOTICE TO SHAREHOLDERS at December 31, 2006 (Unaudited)

For the period ended December 31, 2006, the Real Estate Fund and Small Cap Value Fund designated $8,745 and $1,253, respectively, as ordinary income for purposes of the dividends paid deduction.

For the period ended December 31, 2006, certain dividends paid may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income for the Real Estate Fund and Small Cap Value Fund were 2%, and 35%, respectively.

For corporate shareholders in the Real Estate Fund and the Small Cap Value Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended December 31, 2006 was 0% and 34%, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (866) 746-2271 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Information included in the Funds’ Form N-Q is also available by calling (866) 746-2271.

Phocas Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Age		Number of
Address		Portfolios
Position held with Funds	Trustee	Overseen
Principal Occupation(s) and other	of Funds	in Fund
Directorships during past five years	Since*	Complex**
Walter E. Auch, Born 1921	1997	2
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Management Consultant, formerly Chairman, CEO of Chicago
Board Options Exchange and former President of Paine Webber.
Other Directorships: Nicholas-Applegate Funds, Citigroup
Funds, Pimco Advisors LLP, Senele Group and UBS Management

James Clayburn LaForce, Born 1928	2002	2
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Dean Emeritus, John E. Anderson Graduate School of Management,
University of California, Los Angeles.
Other Directorships: The Payden & Rygel Investment Group, The
Metzler/Payden Investment Group, Arena Pharmaceuticals and Cancervax

Donald E. O’Connor, Born 1936	1997	2
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Financial Consultant, formerly Executive Vice President and Chief
Operating Officer of ICI Mutual Insurance Company (until January, 1997).
Other Directorships: The Forward Funds

George J. Rebhan, Born 1934	2002	2
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Retired; formerly President, Hotchkis and Wiley Funds
(mutual funds) from 1985 to 1993.
Trustee: E*Trade Funds

George T. Wofford III, Born 1939	1997	2
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Senior Vice President, Information Services, Federal Home Loan
Bank of San Francisco.
Other Directorships: None

Phocas Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Name, Age		Number of
Address		Portfolios
Position held with Funds	Trustee	Overseen
Principal Occupation(s) and other	of Funds	in Fund
Directorships during past five years	Since*	Complex**

INTERESTED TRUSTEE AND OFFICERS

Eric M. Banhazl, Born 1957***	1997	2
615 E. Michigan Street
Milwaukee, WI 53202
Interested Trustee, President
Retired; formerly Senior Vice President, U.S. Bancorp Fund Services,
LLC, the Funds’ administrator, from 2001 to 2006; formerly, Executive
Vice President, Investment Company Administration, LLC (“ICA”).

Robert M. Slotky, Born 1947	N/A	N/A
2020 E. Financial Way
Glendora, CA 91741
Chief Compliance Officer, Vice President
Vice President, U.S. Bancorp Fund Services, LLC, the Funds’
administrator (since July 2001); formerly Senior Vice President, ICA.

Rodney A. DeWalt, Born 1967	N/A	N/A
615 E. Michigan Street
Milwaukee, WI 53202
Secretary, AML Officer
Senior Counsel, Fund Administration, U.S. Bancorp Fund Services,
LLC (since January 2003); Thrivent Financial for Lutherans from
2000 to 2003; Attorney Private Practice, 1997 to 2000.

Douglas G. Hess, Born 1967	N/A	N/A
615 E. Michigan Street
Milwaukee, WI 53202
Treasurer
Vice President, Compliance and Administration, U.S. Bancorp Fund
Services, LLC (since March 1997).

*	The term for each Trustee is indefinite.
**
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

***
Mr. Banhazl is an “interested person” of the Trust as defined under the 1940 Act. Mr. Banhazl is an interested person of the Trust by virtue of his prior affiliation with U.S. Bancorp Fund Services, LLC.

The Statement of Additional Information includes additional information about the Funds’ trustees and officers and is available, without charge, upon request by calling 1-866-746-2271.

Phocas Funds

BOARD REVIEW OF ADVISORY AGREEMENT

At a meeting held on September 12, 2006, the Board, including the Independent Trustees, considered and approved the Advisory Agreement for the Funds for a period not to exceed two years. Prior to the meeting, the Independent Trustees had requested detailed information from the Advisor. This information, together with the industry information provided to the Independent Trustees, formed the primary (but not exclusive) basis for the Board’s determinations.

In approving the Advisory Agreement on behalf of each Fund, the full Board, including the Independent Trustees, took into consideration, among other things: (a) the nature and quality of the services to be provided by the Advisor; (b) the appropriateness of the fees to be paid by the Funds to the Advisor; (c) the level of each Fund’s expenses; (d) the reasonableness of the potential profitability of the Advisory Agreement to the Advisor; and (e) the nature of each Fund’s investments. Specifically, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act, the Board noted, among other things, that the advisory fees to be paid by the Funds and the proposed expenses of the Funds were reasonable and generally consistent in relation to the relevant peer groups and that the Advisor’s brokerage practices were reasonably efficient. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of the key personnel at the Advisor involved in the day-to-day activities of the Funds, including administration, marketing and compliance. The Board noted that (a) the Advisor’s staff had previously provided quality investment service to private accounts with similar investment objectives and strategies; (b) the Advisor would provide the Funds with a reasonable potential for profitability and (c) that the nature of the Advisor’s investments was acceptable. Additionally, the Board took into consideration the fact that the key personnel at the Advisor had prior mutual fund management experience and they presented to the Board a convincing business plan regarding the prospects of the Funds for acceptance and growth in the marketplace.

Based on its review, the Board concluded that the Advisor had the capabilities, resources and personnel necessary to manage the Funds. The Board also concluded that based on the services to be provided by the Advisor to the Funds and the estimated expenses to be incurred by the Advisor in the performance of such services, the compensation to be paid to the Advisor was fair and equitable for the Funds.

No single factor was determinative of the Board’s decision to approve the Advisory Agreement; rather, the Trustees based their determination on the total mix of information available to them.

(This Page Intentionally Left Blank.)

Investment Advisor
Phocas Financial Corporation
2433 Mariner Square Loop, Suite 202
Alameda, California 94501

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(866) 746-2271

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call (866) 746-2271. Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 12/31/2006
Audit Fees	$20,000
Audit-Related Fees	N/A
Tax Fees	$5,000
All Other Fees	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2006
Registrant	N/A
Registrant’s Investment Adviser	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s independent trustees serve as its nominating committee, however, they do not make use of a nominating committee charter. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Series Trust

By (Signature and Title)* /s/ Eric M. Banhazl
                                              Eric M. Banhazl, President

Date   03/5/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/Eric M. Banhazl
                                              Eric M. Banhazl, President

Date   03/5/07

By (Signature and Title)*  /s/ Douglas G. Hess
                                              Douglas G. Hess, Treasurer

Date   03/7/07

* Print the name and title of each signing officer under his or her signature.